SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 15, 2005

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-16239                  06-1481060
      (State or other        (Commission file number)       (I.R.S. employer
      jurisdiction of                                      identification no.)
     incorporation or
       organization)

     7 Commerce Drive
    Danbury, Connecticut                                         06810
   (Address of principal                                       (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Offers.

      (d) On December 15, 2005, the Board of Directors (the "Board") of ATMI, Inc. (the "Company"), elected Frederick C. Flynn to the Board. Mr. Flynn will serve as a Class I director until the Company's 2007 annual meeting of stockholders. In addition, Mr. Flynn was elected to the Audit Committee of the Board. Pursuant to Article III, Section 3.1 of the Company's Amended and Restated By-laws, the Board expanded its size from 7 to 8, effective December 15, 2005; Mr. Flynn fills the vacancy created by such expansion.

      A copy of the press release issued by the Company on December 19, 2005, announcing the election of Mr. Flynn as a director, is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits.

            99.1 Press release issued by ATMI, Inc. on December 19, 2005, announcing the election of Frederick C. Flynn to its Board of Directors effective December 15, 2005.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2005

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                           ----------------------------------
                                           Name:  Daniel P. Sharkey
                                           Title: Vice President, Treasurer
                                                  and Chief Financial Officer